UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): October 03, 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5    Press release dated 03 October 2003 - Partial Redemption of Notes






                                                                Press enquiries:
                     Joe Kelly, tel: 0207 306 1771; email: joe.kelly@marconi.com
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


            NOTICE OF PARTIAL REDEMPTION OF MARCONI CORPORATION PLC
                  10% GUARANTEED JUNIOR SECURED NOTES DUE 2008
                 CUSIP No. : G58129AD2; ISIN No. : XS0166109768
$28.9m (GBP17.3m) Junior Notes to be redeemed at 110%, reducing principal amount of Junior Notes to $288.7m (GBP172.9m)

London - 3 October 2003 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today gave notice to the owners of its 10 per cent guaranteed Junior Secured Notes, due 2008 (the Securities) pursuant to Section 3.02 of the Indenture dated as of 19 May 2003 (the Indenture) made between the Company, the guarantors named therein and JP Morgan Chase Bank (the Trustee) that pursuant to
Section 3.08 of the Indenture $28,916,278 aggregate principal amount of Securities (the Redemption Securities) will be redeemed on 17 October 2003 (the Redemption Date).

The redemption price (the Redemption Price) shall be 110.0% of the principal amount of the Redemption Securities redeemed plus 77 days accrued interest to the Redemption Date.

In line with the mechanism used for the previous partial redemption of the Junior Secured Notes, which took effect on 30 September 2003, a pool factor will be applied to every holding. Further details of the pool factor to be applied from the Redemption Date will be announced once the pool factor has been confirmed by the Registrar.

This mandatory partial redemption has primarily resulted from the previously disclosed sale of the Group's stake in Bookham Technology plc.
The paying agent with respect to the Redemption Securities is:

                        The Bank of New York
                        One Canada Square
                        London E14 5AL
                        England
                        Attention: Corporate Trust Office

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

On the Redemption Date, the Redemption Price, together with accrued interest and any Additional Amounts, will become due and payable. Unless the Company defaults in making the redemption payment, the Redemption Securities shall cease to bear interest from and after the Redemption Date. The Redemption Securities will be cancelled following redemption by the Company.

ENDS/...


About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.
The company is listed on the London Stock Exchange (MONI) and on Nasdaq (MRCIY). Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 20-F annual report and Form 6-K reports filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 03 2003